UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2013

TRIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34828	20-1320630
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 105

San Diego, CA

(Address of principal executive offices)

92121

(Zip code)

(858) 452-0370

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 7, 2013, Trius Therapeutics, Inc. issued a press release presenting the balance of its cash, cash equivalents, and investments as of December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On January 7, 2013, Trius Therapeutics, Inc. issued a press release to announce the designation by the Food and Drug Administration of its lead investigational drug candidate, tedizolid phosphate, as a Qualified Infectious Disease Product (QIDP). A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Trius Therapeutics, Inc. Press Release dated January 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trius Therapeutics, Inc.

Dated: January 7, 2013	By:	/S/ JOHN P. SCHMID
	Name:	John P. Schmid
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Trius Therapeutics, Inc. Press Release dated January 7, 2013

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